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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       FEBRUARY 7, 2001 (FEBRUARY 7, 2001)
               (Date of Report (date of earliest event reported))

                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


            DELAWARE                      1-10308               06-0918165
  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)


       9 WEST 57TH STREET
          NEW YORK, NY                                             10019
 (Address of principal executive                                (Zip Code)
             office)



                                 (212) 413-1800
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         Earnings Release. On February 7, 2001, we reported our 2000 fourth quarter and full year results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety, and should be read in conjunction with the Note Regarding Forward-Looking Statements attached hereto as Exhibit 99.2, which is also incorporated herein by reference in its entirety.

ITEM 7.  EXHIBITS

         See Exhibit Index.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENDANT CORPORATION

                                        BY: /s/ John T. McClain
                                            ------------------------------------
                                            John T. McClain
                                            Senior Vice President, Finance and
                                            Corporate Controller

Date:  February 7, 2001

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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------

99.1 Press Release: Cendant Reports Better Than Expected Fourth Quarter 2000 Results

99.2              Note Regarding Forward-Looking Statements

                                       4